UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

RADIUS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35726	80-0145732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Boston Wharf Road, 7th Floor, Boston, MA	02210
(Address of principal executive offices)	(Zip Code)

(617) 551-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RDUS	The NASDAQ Global Market

Item 1.02     Termination of a Material Definitive Agreement.

On June 2, 2022, Radius Health, Inc. (the “Company”) provided Kindeva Drug Delivery, L.P., as successor to 3M Company and 3M Innovative Properties Company, (“Kindeva”), with a written notice of termination to terminate the Scale-Up and Commercial Supply Agreement, dated February 27, 2018 (as amended on May 1, 2022, the “Agreement”), by and between the Company and Kindeva. Pursuant to the Agreement, Kindeva agreed to exclusively manufacture Phase 3 and global commercial supplies of an abaloparatide-coated transdermal system (the “Product”). The Company provided notice of its termination of the Agreement because the Company has decided to cease development and commercialization of the Product. The termination shall be effective on June 10, 2022.

As a result of the termination of the agreement, the Company will not owe Kindeva any facility fees for the months of May, June or July of 2022 and Kindeva will not begin Product third-party contract manufacturer facility fees in July 2022, for which the Company shall not owe Kindeva any payments. In addition, Kindeva will act diligently to minimize all wind-down costs that may be incurred upon receipt of the termination notice.

Item 8.01     Other Events.

On June 8, 2022, the Company issued a press release providing an update on the global business expansion of TYMLOS (abaloparatide) subcutaneous injection. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Radius Health, Inc. Press Release dated June 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS HEALTH, INC.

Date: June 8, 2022	By:	/s/ G. Kelly Martin
	Name:	G. Kelly Martin
	Title:	President and Chief Executive Officer

3